Unit-Based Compensation	6 Months Ended
Jun. 30, 2014
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Unit-Based Compensation
8.	UNIT–BASED COMPENSATION

On June 17, 2014, in connection with the IPO, the Board of Directors of the General Partner adopted the Viper Energy Partners LP Long Term Incentive Plan (“LTIP”), effective June 17, 2014, for employees, officers, consultants and directors of the General Partner and any of its affiliates, including Diamondback, who perform services for the Partnership. The LTIP provides for the grant of unit options, unit appreciation rights, restricted units, unit awards, phantom units, distribution equivalent rights, cash awards, performance awards, other unit-based awards and substitute awards. A total of 9,144,000 common units has been reserved for issuance pursuant to the LTIP. Common units that are cancelled, forfeited or withheld to satisfy exercise prices or tax withholding obligations will be available for delivery pursuant to other awards. The LTIP is administered by the Board of Directors of the General Partner or a committee thereof.

For the three months and six months ended June 30, 2014, we incurred $128,000 and $128,000, respectively of unit–based compensation.

Unit Options

In accordance with the LTIP, the exercise price of unit options granted may not be less than the market value of the common units at the date of grant. The units issued under the LTIP will consist of new common units of the Partnership. On June 17, 2014, we granted 2,500,000 unit options to our executive officers of the General Partner. The unit options vest approximately 33% ratably on each of the next three anniversaries of the date of grant. In the event the fair market value per unit as of the exercise date is less than the exercise price per option unit then the vested options will automatically terminate and become null and void as of the exercise date.

The fair value of the unit options on the date of grant is expensed over the applicable vesting period. We estimate the fair values of unit options granted using a Black-Scholes option valuation model, which requires us to make several assumptions. At the time of grant we did not have a history of market prices, thus the expected volatility was determined using the historical volatility for a peer group of companies. The expected term of options granted was determined based on the contractual term of the awards. The risk-free interest rate is based on the U.S. treasury yield curve rate for the expected term of the unit option at the date of grant. The expected dividend yield was based upon projected performance of the Partnership.

2014
Grant-date fair value	$4.24
Expected volatility	36.0%
Expected dividend yield	5.9%
Expected term (in years)	3.0
Risk-free rate	0.99%

The following table presents the unit option activity under the LTIP for the six months ended June 30, 2014:

		Weighted Average
	Unit Options	Exercise Price	Remaining Term	Intrinsic Value
			(in years)	(in thousands)
Outstanding at December 31, 2013	—	$—
Granted	2,500,000	$26.00

Outstanding at June 30, 2014	2,500,000	$26.00	2.97	$19,500

Vested and Expected to vest at June 30, 2014	2,500,000	$26.00	2.97	$19,500

Exercisable at June 30, 2014	—	$—	—	$—

As of June 30, 2014, the unrecognized compensation cost related to unvested unit options was $10,472,000. Such cost is expected to be recognized over a weighted-average period of 3.0 years.